**NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.**

# UNITED COMPANIES CORPORATION

## WARRANT

Dated: January 1, 2005

United Companies Corporation, a Nevada corporation (the "Company"), hereby certifies that, for value received, Jeffrey William Morris ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company up to a total of 28,571,428 shares of Common Stock, $.001 par value (the "Common Stock") of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") at an exercise price equal to $.007 per share (as adjusted from time to time as provided in Section 7, the "Exercise Price"), at any time commencing on the respective Vesting Date defined below and through and including twenty-four months from the date of such vesting date (the "Expiration Date(s)"), and subject to the following terms and conditions:

1. Consulting Agreement and Vesting Dates. This Warrant has been issued pursuant to the Consulting Agreement of even date herewith by and between the Company and the Holder and is subject to the terms and conditions therein. The right to exercise this Warrant shall vest in four equal tranches of 7,142,857 warrant shares each, six months, twelve months, eighteen months and twenty-four months from the date hereof (the "Vesting Date(s)").

2. Duration and Exercise of Warrants.

(a) This Warrant shall be exercisable by the registered Holder commencing on the Vesting Dates, at any time and from time to time on or after the date hereof to and including the Expiration Date. At 5:00 P.M., New York time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. Prior to the Expiration Date, the Company may not call or otherwise redeem this Warrant without the prior written consent of the Holder.

(b) Subject to Sections 5 and 9, upon surrender of this Warrant, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its address for notice set forth in Section 10 and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in the manner provided hereunder, all as specified by the Holder in the Form of Election to Purchase, the Company shall

promptly issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, with such restrictive legend as required by the Securities Act of 1933, as amended (the "Securities Act"). Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

(c) A "Date of Exercise" means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the holder hereof to be purchased.

(d) Subject to Section 1, this Warrant shall be exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares which are not covered by the Form of Election to Purchase.

3. Registration Rights. If at any time after the date of this Warrant the Company shall prepare and file one or more registration statements under the Act with respect to a public offering of equity securities of the Company, or of any such securities of the Company held by its security holders (other than a registration statement on Forms S-4, S-8, or similar form) the Company will include in any such registration statement such information as is required, to permit a public offering of the Warrant Shares; provided, however, that if, in the written opinion of the Company's managing underwriter, if any, for such offering, the inclusion of the Warrant Shares, when added to the securities being registered by the Company or the selling security holders, would exceed the maximum amount of the Company's securities that could be marketed without otherwise materially and adversely affecting the entire offering, then the Company may exclude from such offering that portion of the Warrant Shares otherwise required to be so registered so that the total number of securities to be registered is within the maximum number of shares that, in the opinion of the managing underwriter, may be marketed without otherwise materially and adversely affecting the entire offering. The Company shall bear all fees and expenses including the fees and expenses of one shareholder's counsel incurred in the preparation and filing of such registration statement and related state registrations, and the furnishing of copies of the preliminary and final prospectus thereof to such shareholder. In connection with filing such registration statement, the Holder will be required to furnish certain information to the Company and hereby agrees to indemnify the Company against any liabilities or damages, including liabilities arising under the Act, with respect to any such information so provided.

4. Payment of Taxes. The Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

5. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, satisfactory to it. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

6. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights. The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

7. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 7.

(a) In case the Company shall at any time prior to the exercise or termination of this Warrant effect a recapitalization or reclassification of such character that its Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then, upon the effective date thereof, the number of Warrant Shares that the Holder of this Warrant shall be entitled to purchase upon exercise hereof shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in such number of Warrant Shares by reason of such recapitalization or reclassification, and the Exercise Price of such recapitalized or reclassified Common Stock shall, in the case of an increase in the number of shares, be proportionately decreased and, in the case of a decrease in the number of shares, be proportionately increased.

(b) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property equal to the amount of Warrant Shares such Holder would have been entitled to had such Holder exercised this Warrant immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 7(b) upon any exercise following any such reclassification, consolidation, merger, sale, transfer or share exchange.

8. Payment of Exercise Price. The Holder may pay the Exercise Price in one of the following manners:

(a) Cash Exercise. The Holder shall deliver immediately available funds;

(b) Cashless Exercise. The Holder shall surrender this Warrant to the Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

$$X = Y (A-B)/A$$

where:

X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

A = the average of the closing sale prices of the Common Stock for the five (5) trading days immediately prior to (but not including) the date of exercise.

B = the Exercise Price.

9. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 9 be issuable on the exercise of this Warrant, the Company shall either pay an amount in cash equal to the Exercise Price multiplied by such fraction or eliminate the fraction by rounding, as permitted by law, any fraction up to the nearest whole number of Warrant Shares.

10. Notices. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:00 p.m. (New York time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:00 p.m. (New York time) on any date and earlier than 11:59 p.m. (New York time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to 940 NW 1st ST, Fort Lauderdale, Florida 33311, Attention: Robert Carmichael, President, or to facsimile no. (954) 462-61115, or (ii) if to the Holder, to the Holder at the address or facsimile number as the Holder may provide to the Company in accordance with this Section 10.

11. Miscellaneous.

(a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

(b) This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida without regard to the principles of conflicts of law thereof.

(c) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(d) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

UNITED COMPANIES CORPORATION

By: ______________________

Name: Robert M. Carmichael
Title: President

FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To UNITED COMPANIES CORPORATION

In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ____________ shares of Common Stock ("Common Stock"), $____ par value, of United Companies Corporation and, if such Holder is not utilizing the cashless exercise provisions set forth in the Warrant, encloses herewith $________ in cash, certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

PLEASE INSERT SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER

______________________________

_______________________________________________________________

(Please print name and address)

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

_______________________________________________________________

(Please print name and address)

_______________________________________________________________

Dated:_______, __

Name of Holder:

(Print)____________________________

(By:)____________________________
(Name:) __________________________
(Title:) __________________________
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of UNITED COMPANIES INCORPORATED to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of UNITED COMPANIES INCORPORATED with full power of substitution in the premises.

Dated:

_______________, ____

___________________________________
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

___________________________________
Address of Transferee

___________________________________

___________________________________

In the presence of:

__________________________